EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Dynadapt Systems, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Wesley F. Whiting, Chief Executive Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) for the Securities Exchange Act of 1934; and (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Wesley F. Whiting
                                                --------------------------
                                      Wesley F. Whiting, Chief Executive Officer

Dated 01/09/03